UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2023

SmartStop Self Storage REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-55617 (Commission File Number)	46-1722812 (IRS Employer Identification No.)

10 Terrace Road, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On March 3, 2023, SmartStop Self Storage REIT, Inc. (the “Company”) provided the following metrics for the Company’s 2023 same-store facilities (those properties included in the consolidated results of operations since January 1, 2022, excluding two properties the Company owned as of January 1, 2022):

•
Physical occupancy as of December 31, 2022 and December 31, 2021 was 93.0% and 95.0%, respectively. Physical occupancy as of January 31, 2023 and January 31, 2022 was 93.0% and 95.1%, respectively. Physical occupancy as of February 28, 2023 and February 28, 2022 was 92.9% and 94.8%, respectively.

•
Asking rates per square foot as of December 31, 2022 and December 31, 2021 were $1.78 and $1.35, respectively. Asking rates per square foot as of January 31, 2023 and January 31, 2022 were $1.69 and $1.54, respectively. Asking rates per square foot as of February 28, 2023 and February 28, 2022 were $1.76 and $1.55, respectively.

•
In-place rates per square foot as of December 31, 2022 and December 31, 2021 were $1.61 and $1.43, respectively. In-place rates per square foot as of January 31, 2023 and January 31, 2022 were $1.61 and $1.43, respectively. In-place rates per square foot as of February 28, 2023 and February 28, 2022 were $1.60 and $1.44, respectively.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure is deemed to have been furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTSTOP SELF STORAGE REIT, Inc.
Date: March 3, 2023	By:	/s/ James R. Barry
James R. Barry
Chief Financial Officer and Treasurer